UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

CARVANA CO.

(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4020 E. Indian School Road

Phoenix, Arizona 85018

(Address of Principal executive offices, including Zip Code)

(602) 852-6604

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2017, Carvana Co. (the “Company”) priced the initial public offering (“IPO”) of its Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $15.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-217085), as amended (the “Registration Statement”). On April 27, 2017, in connection with the pricing of the IPO, the Company and Carvana Group. LLC (“Carvana Group”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives (the “Representatives”) of the several underwriters listed on Exhibit A thereto (the “Underwriters”) pursuant to which the Company agreed to offer and sell 15,000,000 shares of its Class A Common Stock at the IPO price. The Underwriters were granted a 30-day option to purchase up to an additional 2,250,000 shares of Class A Common Stock, which the Underwriters may exercise at any time in whole, or from time to time in part. The Company and Carvana Group made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Underwriting Agreement, the Company’s controlling shareholder, Ernest C. Garcia, II, the Company’s Chief Executive Officer, Ernie Garcia, III and entities controlled by one or both of them (collectively, the “Garcia Parties”) agreed to purchase an aggregate of 1,333,333 shares of the Company’s Class A common stock in the IPO at the IPO price. The Underwriters did not receive any underwriting discounts or commissions from the sale of shares to the Garcia Parties. The shares purchased by the Garcia Parties in the IPO are subject to 180-day lock-up restrictions described in the Registration Statement.

This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is hereby incorporated by reference into this Item 1.01.

In connection with the pricing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	a Tax Receivable Agreement, dated April 27, 2017, by and among the Company, Carvana Group, LLC, a Delaware limited liability company (“Carvana Group”) and the TRA Holders (as defined therein) and the , a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, dated April 27, 2017, by and among Carvana Group and its Members (as defined therein), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•	an Exchange Agreement, dated April 27, 2017, by and among the Company, Carvana Group, Carvana Co. Sub LLC and the holders of the Company’s Common Units (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference; and

•	a Second Amended and Restated Registration Rights Agreement, dated April 27, 2017, by and among the Company, Carvana Group and the other signatories party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 1.02. Termination of a Material Definitive Agreement.

On May 3, 2017 in connection with the closing of the Company’s IPO the Company repaid all of its outstanding borrowings and terminated its obligations under the Master Loan Agreement, dated as of February 27, 2017 among Carvana Group, LLC, as borrower, Verde Investments, Inc. and the other lenders party thereto.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation off the IPO, the Company issued to the existing holders of Carvana Group’s Class A common units 117,236,210 shares of Class B common stock of the Company, par value $0.001 per share (the “Class B Common Stock”). The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation is incorporated herein by reference. The issuance of the Class B Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 3.03. Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2017, Michael Maroone, Greg Sullivan, Ira Platt, and Dan Quayle were appointed to the Company’s board of directors. Information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors and the compensation plans in which such directors participate were previously reported (as defined by Rule 12b-2 under the Exchange Act of 1934) in the Registration Statement.

On or about May 3, 2017, the Company entered into amended indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the amended indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which was filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

On April 27, 2017 the Company adopted the Carvana Co. 2017 Omnibus Incentive Plan (the “Plan”). The Plan is filed herewith as exhibit 10.6 and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2017, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaw are filed herewith as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference. The descriptions and forms of the Amended and Restated Certificate of Incorporation and Amended and Restate Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of April 27, 2017, among Carvana Co., Carvana Group, LLC, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of Carvana Co., dated April 27, 2017.

3.2	Amended and Restated Bylaws of Carvana Co., dated April 27, 2017.

10.1	Tax Receivable Agreement, dated April 27, 2017, by and among the Carvana Co., Carvana Group, LLC, a Delaware limited liability company and the TRA Holders (as defined therein).

10.2	Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, dated April 27, 2017, by and among Carvana Group, LLC and its Members (as defined therein).

10.3	Exchange Agreement, dated April 27, 2017, by and among the Company, Carvana Group, Carvana Co. Sub LLC and the holders of the Company’s Common Units (as defined therein).

10.4	Second Amended and Restated Registration Rights Agreement, dated April 27, 2017, by and among the Company, Carvana Group and the other signatories party thereto.

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.10 to Carvana Co.’s Registration Statement filed with the SEC on March 31, 2017).

10.6	Carvana Co. 2017 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carvana Co.

Date: May 3, 2017	By:	/s/ Paul Breaux
	Name:	Paul Breaux
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of April 27, 2017, among Carvana Co., Carvana Group, LLC, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives for the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of Carvana Co., dated April 27, 2017.

3.2	Amended and Restated Bylaws of Carvana Co., dated April 27, 2017.

10.1	Tax Receivable Agreement, dated April 27, 2017, by and among the Carvana Co., Carvana Group, LLC, a Delaware limited liability company and the TRA Holders (as defined therein).

10.2	Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, dated April 27, 2017, by and among Carvana Group, LLC and its Members (as defined therein).

10.3	Exchange Agreement, dated April 27, 2017, by and among the Company, Carvana Group, Carvana Co. Sub LLC and the holders of the Company’s Common Units (as defined therein).

10.4	Second Amended and Restated Registration Rights Agreement, dated April 27, 2017, by and among the Company, Carvana Group and the other signatories party thereto.

10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.10 to Carvana Co.’s Registration Statement filed with the SEC on March 31, 2017).

10.6	Carvana Co. 2017 Omnibus Incentive Plan.